Investor Presentation December 2020 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including in relation to our ability to attract and retain advisors, competition in the industry in which we operate, the interest rate environment, shifting investor preferences, our financial performance, investments in new products, services and capabilities, our ability to execute strategic transactions, legal and regulatory developments, general market, political, economic and business conditions and the impacts of the COVID-19 pandemic on our operations, demand from our customers and end investors and our operating results. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are on file with the Securities and Exchange Commission and available on our investor website at ir.assetmark.com. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law.  Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: adjusted EBITDA, adjusted EBITDA margin, adjusted expenses and adjusted net income. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to our earnings release, Form 10-Q for the quarter ended September 30, 2020, and slides 32-36 of this presentation.

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Business update since 3Q20 Sales activities continue at record levels as proposal volumes trend to pre-COVID levels… … net flows continue to rebound with November net flows expected to be over $500 million1, while end of the month platform assets are over $71.5 billion1 Note: Sales activity includes all engagement points (meetings, both virtual and in person, substantive calls) Contacts include prospects, NPAs and existing advisors. November sales activity is based on real data through November 20th, and then run-rated for the remainder of the month. 1 Exact November net flows and platform asset numbers will be disclosed in our November AMK Report, to be released on December 10th 1

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Key messages for today 1 2 Mission-driven, client-focused culture with a consistent strategy that has demonstrated resiliency during uncertain times 3 4 Attractive and growing market with secular industry tailwinds as demand for fee-based financial advice grows 5 Strong organic platform asset growth, highlighted by $67.3 billion in platform assets as of September 30, 2020 and net flows of $4.0B in three quarters of 2020 AssetMark is in a financially strong position, with a resilient balance sheet, low net debt ratio, strong cash flow generation and high liquidity AssetMark is growing. Financial performance remains strong, despite the slowdown in growth caused by COVID-19

AssetMark is a leading provider of comprehensive wealth management solutions focused on helping advisors grow Note: Data is as of September 30, 2020 unless otherwise stated. 1 Calculated as annualized net flows of $4.0 billion divided by beginning-of-period platform assets of $61.6 billion as of January 1, 2020 2 Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. See the Appendix for a reconciliation from net income, the most directly comparable U.S. GAAP financial measure, to adjusted EBITDA. 3 Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. See the Appendix for a reconciliation from net income margin, the most directly comparable GAAP financial measure, to adjusted EBITDA margin. 4 Adjusted net income is defined as net income, further adjusted to exclude (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. See the Appendix for an adjusted net income reconciliation. 8.6% net flows as a percent of beginning platform assets1 182,000+ investor households $67.3B in platform assets 8,400+ independent, fee-based advisors $29.3M 3Q20 adjusted EBTDA2 64 Net Promoter Score as of July 2020 9%+ Adjusted net income y/y growth from 3Q19 TYD to 3Q20 YTD4 27.4% 3Q20 adjusted EBITDA margin2,3 700+ employees

We are committed to a mission-driven, client-focused culture Our mission is aligned with advisors and investors Focused on a consistent strategy Guided by strong values And conducted in a culture of compliance Fully integrated technology platform Personalized and scalable service Curated investment solutions

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Our continued growth is supported by a strong market opportunity reinforced by industry tailwinds… Large U.S. investor market nearing $100 trillion; $20 trillion served by advisers1 Demand for financial advice is growing and independent models are gaining share2 Advisers are shifting to fee-based practices4 Investor Net Worth $99.8T Adviser- Intermediated Assets $19.9T Fee-based revenue as a % of total adviser revenues 1For illustrative purposes only; not drawn to scale. Source: Cerulli Lodestar U.S. Retail Investor Database and Intermediary. 2Source: Cerulli, U.S. Intermediary Distribution 2018 and internal estimates. 3The independent channel includes hybrid RIAs, independent RIAs, independent broker-dealers and insurance broker-dealers. 4Source: PriceMetrix, The State of Retail Wealth Management, 2016 and 2020. ~20% of total investor net worth is adviser-intermediated Independent channel market share3 As of December 31, 2018 +29%

…Including the trend of more and more advisors outsourcing Source: Commissioned study: Impact of Outsourcing, 2019. Stronger client relationships Higher acquisition of new clients Increased client retention Increased client referrals 48% 65% 67% 68% 98% 87% 98% of outsourcing advisors surveyed stated they delivered better investment solutions due to outsourcing. Nearly 9 out of 10 outsourcing advisors surveyed stated that the benefits of outsourcing investment management have met or exceeded their expectations. % OF ADVISORS SURVEYED WHO SAY OUTSOURCING HELPS DELIVER:

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Our holistic offering helps enhance advisors’ scale, reduce expenses and position advisors for growth AssetMark Compelling and fully integrated platform designed to reduce costs and streamline processes while supporting the advisor and investor lifecycle Technology Platform Advisor Service Investment Solutions Compliance Custody Highly tenured sales, service and operations professionals support advisors across their business Carefully vetted set of solutions using leading third-party and proprietary strategists provides optionality, streamlines work and maximizes advisors’ time with their clients Open architecture custodial platform provides flexibility. Proprietary option through AssetMark Trust Company (ATC) streamlines workflow While we are not responsible for monitoring compliance, we provide advisors with compliance support through portfolio monitoring and risk profiling tools that help mitigate risk Advisor

Technology: Innovative and robust platform provides end-to-end solutions to automate workflows and enable client dialogue Reporting customized to advisor and investor needs Quarterly investment reports On-demand reporting Client-directed Activity Management provides a unique, modern client experience Investor portal Real-time tracking center Advisor Administration designed to enhance business success Fee calculation and billing Trading and rebalancing Business consulting Prospecting and client acquisition helps to enhance engagement Customized marketing materials Engaging portfolio analytics Investor proposals Account opening and management streamlines operations Automated account opening Portfolio setup eSignature at AssetMark Trust Portfolio review and construction delivers flexibility and informed conversations Investment research Flexible portfolio construction Modern digital advice capability

Field Support acts as an extension of our advisors’ businesses, providing expertise and ongoing platform support to help advisors grow and compete Service and Operations Teams support advisors’ day-to-day operations to help ensure all operational activities are monitored and accurately executed Specialty Teams customize solutions based on advisors’ needs to provide expertise in business consulting, retirement plans and investments Senior Leadership fosters deep relationship through ongoing engagement with advisors Senior Leadership Service and Operations Teams Field Support Specialty Teams Advisor Service: Multi-faceted support structure fosters deep and lasting relationships with advisors AssetMark’s support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses. Over 100 field experts and 250 dedicated service and operations professionals1 1 As of September 30, 2020.

Investments: Curated investment platform helps to enhance advisors’ capabilities and meaningfully reduce their workload Exceptional due diligence Portfolio optionality Supported by a dedicated, experienced team Carefully vetted solutions Current investment leadership team has a combined 85 years of leadership experience at AssetMark 7 Chartered Financial Analysts (CFA) 3 Chartered Alternative Investment Analysts (CAIA) Search the universe of nearly 850 investment managers for approaches that align with our portfolio construction framework Look for managers who offer innovative solutions and understand advisors’ needs for transparent and disciplined processes Comprehensive evaluation that will complement our existing strategists Present final recommendations to the Investment Committee Advisors can choose: 1 or Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio Design and build portfolios tailored to investors’ financial goals and risk tolerance Turnkey portfolio solutions Advisor constructed portfolios Open Architecture Investment Platform We strive to deliver curated investment solutions through a differentiated framework supported by: 1 2 3

Personalized and scalable service Fully integrated compelling technology Curated investment platform Expand advisor engagement Deliver industry thought leadership Differentiate via digital experiences Do more, better and faster Address evolving advisor needs, capture greater share of wallet, and enhance revenue Redesigned investment proposal Client portfolio review Digital lead generation Crisis resource section Advisor Managed Portfolios Financial planning eService Leadership Advantage program Client communications roadmap Zoom offering Enhanced securities-backed line of credit Tactical fixed income strategies New retirement income strategies New custom high-net-worth manager Monthly Commentary In 2020, we have strengthened our platform to enhance our advisors’ value and productivity

We continue to invest to accelerate our growth trajectory… 1 As of September 30, 2020. 2 From January 1, 2015 to September 30, 2020. Expand services to new segments Help advisors grow their businesses Expand share of wallet from existing advisors Increase the advisor base Where we are… Where we’re going… 8,473 Total advisors1 $67.3 billion platform assets1 $228 million invested in technology to enhance core business capabilities2 Successful acquisition of Continue building new independent advisor relationships through digital lead generation, enhanced marketing and salesforce outreach Pursue outside assets tthrough selective expansion of investment solutions and deepening our outsourcing offer Expand to adjacent channels in RIA market, OSJ segment, retirement services and high-net-worth segment Pursue acquisitions that are accretive and synergistic Continue to help advisors grow through business consulting engagements, addition of Financial Wellness Program and exceptional platform support $3.5B Continue to pursue strategic transactions Deep business consulting designed to help advisors grow and build sustainable businesses $3.8B $2.1B 2,398 Engaged advisors1

$5.7T $1.6T $4.8T $696B AMK Assets (as of 09/30/2020) $54.4B $11.1B $584M $1.1B Target Advisor/ Plan Profile IBDs with less than $250M in AUM Fee-only RIAs - less than $250M in AUM; Office of Supervisory Jurisdiction (OSJ) Community banks and credit unions looking to diversify their recurring revenue streams 401(k) plans <$25 million and ERISA-covered 403(b) plans Growth Strategy Continue to enhance holistic offering of technology, service and investment solutions to attract new advisors and expand share of wallet among existing advisors. Target independent RIAs through our turnkey offering of technology, investments and scaled service and support, including the launch of advisor managed portfolio, which is currently in the pilot phase. Our added value to RIAs is to help these advisors become more efficient and scale. Closed acquisition of OBS, which is expected to provide low risk entry into the bank trust channel. We plan to enhance existing technology and services provided by OBS. Enhance our marketing strategies and data analytics to educate advisors on how to prospect, win and service retirement plans. … But we are just scratching the surface Total Market Total Addressable Market Independent Broker Dealers1 $3.6T $2.1T RIA2 Retirement4 Bank Trust3 $1.2T $514B Source: Cerulli, 2019 U.S. Broker/Dealer Marketplace Annual; Cerulli, 2019 U.S. RIA Marketplace Annual; Cerulli, U.S. Retirement Markets 2019 and internal estimates. 1 Total market includes Independent Broker Dealers and Insurance Broker Dealers of all sizes; TAM includes Independent Broker Dealers with <$250M in asset and Insurance Broker Dealers of all sizes. 2 Total market includes Independent RIAs and Hybrid RIAs of all sizes; TAM includes Independent RIAs and Hybrid RIAs below $250 million. 3 Total market includes Superregional, Regional and Community bank trusts assets. TAM only includes Regional and Community Bank trust assets. 4 Total market includes, all 401(k) plan assets and ERISA-covered 403(b) plans; TAM includes all 401k plans below $25 million and all ERISA-covered 403(b) plans. Overlaps total market and TAM for IBD, RIA and bank trust if the advisor is working with retail clients. No overlap if advisor is working directly with plan sponsor.

Charles Goldman President Chief Executive Officer Strong, dedicated management team with extensive industry experience to further our growth strategy Gary oversees Finance at AssetMark Guided AssetMark through 2013 and 2016 private sales and 2019 IPO Prior experience includes roles at Genworth Financial in both the Corporate and Retirement and Protections segments, where he led the Capital Management team and served as Vice President of Financial Planning & Analysis Esi is responsible for developing and executing our human resource strategy, and overseeing a scalable structure for project delivery. Prior to joining AssetMark, Esi was an SVP at Wells Fargo overseeing international operations project delivery, and a Partner Integration Manager at Peoplesoft. Esi Minta-Jacobs EVP, Program Management & HR Leader Gary Zyla EVP, Chief Financial Officer Natalie leads AssetMark’s Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years at The Charles Schwab Corporation Natalie Wolfsen EVP, Chief Solutions Officer Mike is responsible for analyzing acquisition and growth opportunities that support advisor and investor needs Mike joined AssetMark in 1994 and has served in several additional leadership roles ranging from Operations and Project Management to Investments and Product Development Michael Abelson EVP, Corporate Development Ted is responsible for managing the Legal and Compliance Department at AssetMark Prior to joining AssetMark, Ted served as an Associate General Counsel at The Charles Schwab Corporation, providing legal and regulatory advice to a variety of Schwab businesses Ted Angus EVP, General Counsel Jerry is responsible for designing and managing AssetMark's investment framework and overseeing proprietary investment solutions Previously Jerry was the President and CEO at AlphaSimplex, Chief Executive Officer at IXIS Asset Management U.S., L.P. and served in various senior roles at The Charles Schwab Corporation including Executive Vice President of the Advised Investor Division Jerry Chafkin EVP, Chief Investment Officer Carrie leads all Operations and Service functions, oversees all custodial relationships and serves as President of our Mutual Funds division Prior to joining AssetMark, Carrie worked for Barclays Global Investors where she headed the Investment Operations Group in Tokyo, Japan Carrie Hansen EVP, Chief Operating Officer Michael leads AssetMark’s Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments Michael Kim EVP, Chief Client Officer Muk is responsible for technology strategy and implementation with a focus on creating systems and solutions that help advisors achieve success Previously, Muk was the Chief Information and Technology Officer at Cetera Financial Group and Managing Director and Corporate CIO at TD Ameritrade Muk Mehta EVP, Chief Information Officer An industry veteran with deep experience working with independent advisors and broker dealers Charles was previously President of Custody & Clearing at Fidelity Investments, as well as Head of Schwab Institutional (among other senior roles at The Charles Schwab Corporation)

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Platform assets – 3Q20 and 2020 YTD $ billion 8.6% Net Flows as a % of Beginning-of-Period Platform Assets2 $ billion Platform assets at beginning-of-period Net flows Market Platform assets at period-end Platform assets at beginning-of-period Net flows Market Platform assets from acquisition Platform assets at period-end 1As of September 30, 2020. 2Calculated as annualized net flows of $4.0 billion divided by beginning-of-period platform assets of $61.6 billion as of January 1, 2020.

2020 net flows trend analysis (dollars in millions) 4Q19 assets 1Q20 2Q20 3Q20 2020 Annualized Growth Rate1 Core 58,718.0 1,940.3 1,139.0 1,321.0 10.0% OBS - (21.0) (27.2) (113.6) - GFPC AMP 613.0 1.6 (146.4) 22.0 - GFPC Managed 2,277.0 (86.5) (58.1) (20.5) - Total 61,608.0 1,834.4 907.3 1,209.0 8.6% Net Flows Commentary Core business remains strong, with an annualized growth rate of 10.0%. Additionally, core business is recovering well - in 3Q20, net flows were $1.32B vs. $1.48B in 3Q19. Despite the redemptions at OBS and GFPC, both deals continue to display economics that are highly accretive. OBS advisor engagement continues to be strong - 90% of OBS advisors on our platform have sales activities logged in the last 30 days. 1Caculated as annualized net flows divided by beginning-of-period platform assets as of January 1, 2020. Note: Net flows in OBS, GFPC AMP and GFPC managed represent off platform business. Other business is included in the Core line item

Third quarter results highlighted by strong top line numbers  (dollars in millions) 3Q20 3Q19 VPY Total revenue $107.1 $110.1 (2.7%) Asset-based 103.8 99.2 4.6% Spread-based 2.6 9.6 (72.7%) Revenue less cost of revenue $73.3 $75.0 (2.4%) Asset-based 70.4 65.7 7.2% Spread-based 2.2 8.1 (72.9%) Total revenue (3Q19-3Q20) $ million Net revenue (3Q19-3Q20) $ million

Revenue less cost of revenue – y/y comparison 3Q19 revenue less cost of revenue Spread income A to I share Other income Asset growth + OBS 3Q20 revenue less cost of revenue $ million Asset Based (2.3 bps decline y/y): Increased $4.7M year-over-year driven by a $5.9M increase due to $5.2B billable asset growth (ex. OBS) and $1.1M of revenue from OBS, offset by a $2.3M loss from our 2Q20 conversation from A to I shares. Spread Based (4.4 bps decline y/y): Decreased $5.9M year-over-year driven by yield decline from 2.04% to 0.33%. Other income (0.5 bps decline y/y): Decreased $0.6M due to lower interest earned on corporate cash.

Adjusted expenses down q/q driven by expense management Reported Expenses Adjusted Expenses  (dollars in millions) 3Q20 3Q19 3Q20 3Q19 VPY ($) VPY (%) Asset-based expenses $33.4 $33.5 $33.4 $33.5 ($0.1) (0.3%) Spread-based expenses $0.4 $1.6 $0.4 $1.6 ($1.1) (72.0%) Employee compensation $42.8 $42.1 $28.4 $28.9 ($0.5) (1.8%) SG&A1 $19.6 $19.8 $15.5 $16.2 ($0.8) (4.9%) Interest expense $1.3 $2.5 $1.3 $2.5 ($1.2) (46.4%) Depreciation and amortization $8.7 $7.5 $3.6 $2.4 $1.1 47.4% Other expense - $2.3 - - - 0.0% Total $106.3 $109.2 $82.6 $85.2 ($2.6) (3.0%) 1Includes general and operating expenses and professional fees Employee compensation was down 1.8% year-over-year, while headcount was down 0.4% over this time SG&A is down $0.8 million year-over-year, primarily driven by lower travel and events due to the pandemic.

Bottom line results in line with expectations  (dollars in millions, except per share data) 3Q20 3Q19 VPY Adjusted EBITDA $29.3 $29.2 0.3% Adjusted EBITDA margin 27.4% 26.6% 80 bps Adjusted net income $18.2 $17.1 6.1% Adjusted EPS1 $0.25 $0.24 4.2% 1Calculated using weighted average number of common shares outstanding, diluted of 72,799,000. Adjusted EBITDA and Adjusted EBITDA Margin (3Q19-3Q20) Adjusted Net Income (3Q19-3Q20) $ million and % $ million

Outlook for the remainder of 2020  (dollars in millions) 2019 YTD20201 2020 Outlook y/y growth at midpoint Revenue less cost of revenue $286.9 $220.5 $293-$294 2.3% Adjusted EBITDA $109.9 $83.0 $112-$113 2.4% Adjusted EBITDA margin 26.3% 25.9% ~26% ~(30 bps) Adjusted net income $66.1 $51.0 $68-$69 3.6% On track for year-over-year growth in key financial metrics, despite losing ~$15 million in spread income and ~$2 million from the conversion of all our open third-party mutual fund strategies from retail to institutional shares. 1As of September 30, 2020. .

Contents Business Update Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

3Q20 net yield calculation 1Billable assets for the quarter represent prior quarter’s ending assets. (dollars in millions) 3Q20 3Q19 Revenue less cost of revenue     Asset-based $70.4 $65.7 Spread-based $2.2 $8.1 Other income $0.7 $1.3 Total $73.3 $75.0 Billable assets1 $63,229 $56,051 Annualized net yield 46 bps 54 bps

Adjusted expense reconciliation (dollars in millions) 3Q20 3Q19 Adj. Expense VPY   Expense Total Adjustments Adjusted Expense Expense Total Adjustments Adjusted Expense   Asset-based expenses $33.4 - $33.4 $33.5 - $33.5 (0.3%) Spread-based expenses $0.4 - $0.4 $1.6 - $1.6 (72.0%) Employee compensation $42.8 ($14.4) $28.4 $42.1 ($13.2) $28.9 (1.8%) SG&A1 $19.6 ($4.1) $15.5 $19.8 ($3.5) $16.2 (4.9%) Interest expense $1.3 - $1.3 $2.5 - $2.5 (46.4%) Depreciation and amortization $8.7 ($5.1) $3.6 $7.5 ($5.1) $2.4 47.4% Other income - - - $2.3 ($2.3) $0.0 NM Total $106.3 ($23.7) $82.6 $109.2 ($24.1) $85.2 (3.0%) 1Includes general and operating expenses and professional fees

Revenue less cost of revenue reconciliation – quarter ended September 30, 2020

Adjusted EBITDA reconciliation – quarter ended September 30, 2020 (1)“Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit and stock option grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact. (2)“IPO readiness” includes professional fees related to our preparation for becoming a public company. These expenses primarily include services for financial and human resources systems implementation, executive compensation assessments and other consulting services. These expenses are nonrecurring as they are limited to our public-company readiness preparation and do not include ongoing public-company compliance costs. (3)“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations. (4)“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions. (5)“Debt acquisition cost write-down” represents capitalized debt issuance costs extinguished due to the partial repayment of $125 million of the Company’s outstanding indebtedness under the Term Loan in July 2019. The repayment was considered a substantial modification and the debt was considered partially extinguished. (6)“Business continuity plan” includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic. (7)“Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income reconciliation – quarter ended September 30, 2020 (1)Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. (2)Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. (3)Reflects the tax impact of expense adjustments and acquisition-related amortization.

Adjusted EPS reconciliation – quarter ended September 30, 2020